Confidential Treatment. The portions of this exhibit that have been replaced with "[****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for Confidential Treatment.


                                  H POWER CORP.
                                1373 Broad Street
                            Clifton, New Jersey 07013


                                                                   July 26, 2001


Mr. William C. Cetti
President and Chief Executive Officer
ECO Fuel Cells, LLC
2201 Cooperative Way
Herndon, Virginia  20171-3025


Dear Mr. Cetti:

                  H Power Corp. (the "Company"), together with H Power Enterprises of Canada, Inc., a subsidiary of the Company, are pleased to confirm our mutual understanding and agreement with ECO Fuel Cells, LLC ("ECO"), on January 26, 2001, as outlined in the email on such date to amend and restate on such date Schedule A of the Amended and Restated Fuel Cell Product Operating Agreement by and among ECO, H Power Corp. and H Power Enterprises of Canada, Inc. dated March 9, 2000 (the "Agreement") to read as set forth on Exhibit A attached hereto (the "Amendment"), in order to approve and ratify the decrease in the number of Beta Fuel Cell Product test units to be delivered pursuant to the Agreement. No other changes are proposed in the Agreement at this time. The Amendment reflects the only modification to Schedule A through February 28, 2001. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                  If you have any questions concerning the foregoing, please do not hesitate to call the undersigned at (973) 249-5444.

                  This letter agreement may be executed in one or more counterparts each of which shall be an original but which together shall constitute one and the same agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  Please indicate your consent and agreement to the foregoing by signing below and returning the executed copy of this letter to us.


                                          Very truly yours,

                                          H POWER CORP.


                                          By: /s/ H. Frank Gibbard
                                             ----------------------------
                                          Name:  H. Frank Gibbard
                                          Title:  Chief Executive Officer


                                          H POWER ENTERPRISES
                                          OF CANADA, INC.


                                          By: /s/ H. Frank Gibbard
                                             ----------------------------
                                          Name:   H. Frank Gibbard
                                          Title:  President



ACCEPTED AND AGREED TO:

ECO FUEL CELLS, LLC

By: /s/ William C. Cetti
   --------------------------------
Name:  William C. Cetti
Title: President/CEO

--------------------------------------------------------------------------------
The attached schedule A, details Fuel Cell products and purchases by ECO, LLC and delivery by H Power for Alpha and Beta units. The schedule also details H Power's anticipated manufacturing capacity and budgetary purchases and delivery volumes for commercial units by ECO, LLC and H Power respectively. With respect to commercial units ECO, LLC shall confirm to H Power actual demand for commercial units five (5) months prior to commencement of commercial production by H Power. The parties intend to review and update this schedule with respect to budgetary commercial units at least quarterly and at such other times, as the parties shall mutually agree.
--------------------------------------------------------------------------------
Schedule A, Fuel Cell Products and Purchases


  Alpha & Beta Units


       ECO
    Shipment Date                                                           Alpha Units      ECO     Alpha Units      ECO
    X-Factory Mtl      Product Type                                           Propane     Purchases  Natural Gas   Purchases
-----------------------------------------------------------------------------------------------------------------------------
February 24, 2000      Residential Co-Generation Unit (No Heat Recovery)         1
April 20, 2000         Residential Co-Generation Unit (No Heat Recovery)         2            2
May 25, 2000           Residential Co-Generation Unit (No Heat Recovery)         1            1           1            1
May 30, 2000           Residential Co-Generation Unit (No Heat Recovery)         1            1
June 19, 2000          Residential Co-Generation Unit (No Heat Recovery)         1            1
June 30, 2000          Residential Co-Generation Unit (No Heat Recovery)         1            1
July 31, 2000          Residential Co-Generation Unit (No Heat Recovery)         1            1
Various                Residential Co-Generation Unit (Heat Recovery)            4                        1
December 28, 2001      Residential Co-Generation Unit (Heat Recovery)
January 31, 2001       Residential Co-Generation Unit (Heat Recovery)
March 31, 2001         Residential Co-Generation Unit (Heat Recovey)
April 30, 2001         Residential Co-Generation Unit (Heat Recovery)
Various                Residential Co-Generation Unit (Heat Recovery)
Various                Residential Co-Generation Unit (Heat Recovery)
                                                                            -------------------------------------------------
                                                                                 12           7           2            1
                                                                            -------------------------------------------------


 Beta Units      ECO      Beta Units      ECO          Total     Total ECO      Price                    $ ECO
  Propane     Purchases  Natural Gas   Purchases       Units     Purchases       USD                    Purchase
---------------------------------------------------------------------------------------------------------------------------
                                                         1           0            [****]         [****]          [****]
                                                         2           2            [****]         [****]          [****]
                                                         2           2            [****]         [****]          [****]
                                                         1           1            [****]         [****]          [****]
                                                         1           1            [****]         [****]          [****]
                                                         1           1            [****]         [****]          [****]
                                                         1           1            [****]         [****]          [****]
                                                         5           0            [****]         [****]          [****]
      1            1                                     1           1            [****]         [****]          [****]
      5            5                                     5           5            [****]         [****]          [****]
      4            4           1            1            5           5            [****]         [****]          [****]
      10          10           3            3           13           13           [****]         [****]          [****]
      31                                                31           0            [****]         [****]          [****]
                               4                         4           0            [****]         [****]          [****]
----------------------------------------------------------------------------
      51          20           8            4           73           32                          [****]          [****]
----------------------------------------------------------------------------

Commercial Units

                                                              Units Propane
Shipment Date                                                     and/or                           Price
X-Factory Mtl                  Product Type                     Natural Gas                        USD
------------------------------------------------------------------------------------------------------------------------------------
June-01        Residential Co-Generation Unit (Heat Recovery)       200         200      200   [****]         [****]         [****]
July-01        Residential Co-Generation Unit (Heat Recovery)       200         290      200   [****]         [****]         [****]
August-01      Residential Co-Generation Unit (Heat Recovery)       200         421      200   [****]         [****]         [****]
September-01   Residential Co-Generation Unit (Heat Recovery)       300         610      300   [****]         [****]         [****]
October-01     Residential Co-Generation Unit (Heat Recovery)       400         884      400   [****]         [****]         [****]
November-01    Residential Co-Generation Unit (Heat Recovery)       600       1,282      600   [****]         [****]         [****]
December-01    Residential Co-Generation Unit (Heat Recovery)     1,000       1,859    1,000   [****]         [****]         [****]
January-02     Residential Co-Generation Unit (Heat Recovery)     1,400       2,695    1,400   [****]         [****]         [****]
February-02    Residential Co-Generation Unit (Heat Recovery)     2,000       3,908    2,000   [****]         [****]         [****]
March-02       Residential Co-Generation Unit (Heat Recovery)     2,000       5,667    2,000   [****]         [****]         [****]
April-02       Residential Co-Generation Unit (Heat Recovery)     2,000       8,217    2,000   [****]         [****]         [****]
May-02         Residential Co-Generation Unit (Heat Recovery)     2,000      11,915    2,000   [****]         [****]         [****]
                                                               -----------------------------            ----------------------------
                                                                 12,300      37,947   12,300                  [****]    $81,180,000
                                                               -----------------------------            ----------------------------